UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-04797

                     Oppenheimer Quest Capital Value Fund, Inc.
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
                    (Address of principal executive offices)
                                               (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


            Registrant's telephone number, including area code: (303) 768-3200
                                                                --------------

                       Date of fiscal year end: October 31

          Date of reporting period: November 1, 2002 - October 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2003, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index. The Fund's portfolio manager is employed by its sub-advisor, OpCap Advisors.
Management's Discussion of Fund Performance. Oppenheimer Quest Capital Value Fund, Inc. outperformed the broad U.S. equity market, as measured by the S&P 500, during the one-year period ended October 31, 2003. We attribute the Fund's strong results to our focus on undervalued companies that we believed were well positioned to benefit from an improving economy. We carefully selected businesses whose relatively low stock prices were in our opinion due more to the state of the economy than to company- or industry-specific problems.
   While this focus on quality paid off handsomely during the period, the Fund did miss some of the markets run up, as it owned fewer of the lesser-quality, higher beta issues that led the market rally. We did not believe that most of them were worth the additional risk.
   The largest contributors to the Fund's total return were industrial and consumer discretionary corporations, including Diebold, Inc., Paccar, Inc., and Omnicom Group, Inc. During the summer, Diebold, a manufacturer and servicer of ATM and electronic voting machines, received the largest order for electronic voting machines in its history. Also, the company benefited from the possibility of a banking industry ATM upgrade, which was driven by new check imaging legislation and would enable banks to enhance efficiency and reduce costs. Paccar, maker of heavy trucks, saw large sales increases as fleet owners initiated a round of replacement buying. Advertising conglomerate Omnicom, in contrast, did well simply by meeting projected sales and revenues in the midst of an advertising recession.
   Offsetting those gains were declines for Electro Scientific Industries, Inc., and Time Warner, Inc., among others. Electro Scientific, a semiconductor capital equipment manufacturer, was sold at a loss after the company delayed the certification of its financial statements, a circumstance that caused us to lose conviction in the company as a quality investment. As for Time Warner, we sold our investment and redeployed the assets into areas more leveraged directly to advertising rebound like Lamar Advertising Co.
   Near the end of the period, we started to seek investment opportunities that we believed could fare well in a moderate recovery where stock price gains do not come so easily as in the past six months. Among the areas we viewed positively were the consumer discretionary sector; we believe that many discretionary products are now considered core expenditures, like fast food or satellite TV, and to a lesser extent, casual dining. We've increased the Fund's exposure to consumer goods especially where we would benefit when employment levels rise.



 5 |  OPPENHEIMER QUEST CAPITAL VALUE FUND

FUND PERFORMANCE DISCUSSION

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2003. In the case of Class A (formerly Capital shares) shares performance is measured over a 10-year period. In the case of Class B and Class C, performance is measured from inception of those classes on March 3, 1997. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


6  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Capital Value Fund, Inc. (Class A)
     S&P 500 Index

[LINE CHART]
               Value of   S&P 500 Index
             Investment      Reinvested
Date            In Fund         Monthly

12/31/1993      $ 9,425         $10,000
03/31/1994        9,239           9,621
06/30/1994        9,355           9,662
09/30/1994        9,506          10,133
12/31/1994        9,132          10,131
03/31/1995       10,223          11,117
06/30/1995       11,345          12,176
09/30/1995       12,467          13,143
12/31/1995       12,256          13,934
03/31/1996       13,372          14,682
06/30/1996       14,024          15,340
09/30/1996       13,543          15,814
10/31/1996 1     14,095          16,250
01/31/1997       14,314          18,201
04/30/1997       13,515          18,641
07/31/1997       15,637          22,303
10/31/1997       16,145          21,466
01/31/1998       16,409          23,097
04/30/1998       18,704          26,295
07/31/1998       18,642          26,609
10/31/1998       18,289          26,191
01/31/1999       20,433          30,606
04/30/1999       20,739          32,035
07/31/1999       19,737          31,985
10/31/1999       19,837          32,913
01/31/2000       19,691          33,771
04/30/2000       21,953          35,278
07/31/2000       22,351          34,852
10/31/2000       23,929          34,913
01/31/2001       24,722          33,467
04/30/2001       24,217          30,704
07/31/2001       23,795          29,861
10/31/2001       21,557          26,224
01/31/2002       23,375          28,067
04/30/2002       23,754          26,830
07/31/2002       19,892          22,809
10/31/2002       20,071          22,265
01/31/2003       19,808          21,610
04/30/2003       20,902          23,260
07/31/2003       22,986          25,235
10/31/2003       24,954          26,893

Average Annual Total Returns of Class A Shares of the Fund at 10/31/03 2
1-Year  17.18%             5-Year  5.16%    10-Year  9.36%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Capital Value Fund, Inc. (Class B)
     S&P 500 Index

[LINE CHART]
               Value of   S&P 500 Index
             Investment      Reinvested
Date            In Fund         Monthly

03/03/1997      $10,000         $10,000
04/30/1997        9,387          10,162
07/31/1997       10,842          12,158
10/31/1997       11,180          11,702
01/31/1998       11,344          12,591
04/30/1998       12,911          14,335
07/31/1998       12,844          14,506
10/31/1998       12,582          14,278
01/31/1999       14,034          16,685
04/30/1999       14,223          17,464
07/31/1999       13,517          17,436
10/31/1999       13,566          17,942
01/31/2000       13,455          18,410
04/30/2000       14,976          19,231
07/31/2000       15,229          19,000
10/31/2000       16,283          19,033
01/31/2001       16,801          18,244
04/30/2001       16,429          16,738
07/31/2001       16,115          16,278
10/31/2001       14,577          14,296
01/31/2002       15,782          15,300
04/30/2002       16,013          14,626
07/31/2002       13,390          12,434
10/31/2002       13,480          12,138
01/31/2003       13,278          11,780
04/30/2003       14,012          12,680
07/31/2003       15,409          13,757
10/31/2003       16,729          14,661

Average Annual Total Returns of Class B Shares of the Fund at 10/31/03 2
1-Year  18.33%             5-Year  5.50%    Since Inception  8.03%

1. The Fund changed its fiscal year end from 12/31 to 10/31.
2. See Notes on page 9 for further details.
The performance information for the S&P 500 Index in the graphs begins on 12/31/93 for Class A, 2/28/97 for Class B and Class C and 2/28/01 for Class N shares.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

7  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Capital Value Fund, Inc. (Class C)
     S&P 500 Index

[LINE CHART]
               Value of   S&P 500 Index
             Investment      Reinvested
Date            In Fund         Monthly

03/03/1997      $10,000         $10,000
04/30/1997        9,390          10,162
07/31/1997       10,845          12,158
10/31/1997       11,182          11,702
01/31/1998       11,346          12,591
04/30/1998       12,912          14,335
07/31/1998       12,845          14,506
10/31/1998       12,579          14,278
01/31/1999       14,030          16,685
04/30/1999       14,218          17,464
07/31/1999       13,513          17,436
10/31/1999       13,562          17,942
01/31/2000       13,451          18,410
04/30/2000       14,975          19,231
07/31/2000       15,223          19,000
10/31/2000       16,281          19,033
01/31/2001       16,793          18,244
04/30/2001       16,429          16,738
07/31/2001       16,116          16,278
10/31/2001       14,572          14,296
01/31/2002       15,783          15,300
04/30/2002       16,014          14,626
07/31/2002       13,387          12,434
10/31/2002       13,476          12,138
01/31/2003       13,275          11,780
04/30/2003       13,982          12,680
07/31/2003       15,344          13,757
10/31/2003       16,624          14,661

Average Annual Total Returns of Class C Shares of the Fund at 10/31/03 2
1-Year  22.36%             5-Year  5.73%    Since Inception  7.93%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Capital Value Fund, Inc. (Class N)
     S&P 500 Index

[LINE CHART]
               Value of   S&P 500 Index
             Investment      Reinvested
Date            In Fund         Monthly

03/01/2001      $10,000         $10,000
04/30/2001       10,103          10,094
07/31/2001        9,914           9,817
10/31/2001        8,981           8,621
01/31/2002        9,739           9,227
04/30/2002        9,884           8,821
07/31/2002        8,277           7,499
10/31/2002        8,343           7,320
01/31/2003        8,233           7,104
04/30/2003        8,677           7,647
07/31/2003        9,537           8,296
10/31/2003       10,345           8,841

Average Annual Total Returns of Class N Shares of the Fund at 10/31/03 2
1-Year  23.00%             Since Inception  1.28%

1. The Fund changed its fiscal year end from 12/31 to 10/31.
2. See Notes on page 9 for further details.
The performance information for the S&P 500 Index in the graphs begins on 12/31/93 for Class A, 2/28/97 for Class B and Class C and 2/28/01 for Class N shares.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

8  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.
OppenheimerFunds, Inc. became the Fund's advisor on 2/28/97. The Fund's Subadvisor is OpCap Advisors (the Fund's advisor until 2/28/97). The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual-purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual-purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses.
Class A (formerly Capital) shares of the Fund were first publicly offered on 2/13/87. Unless otherwise noted, Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Unless otherwise noted, average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.


9  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES

Class B shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to a maximum annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10 |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  October 31, 2003

                                                Market Value
                                 Shares           See Note 1
-------------------------------------------------------------
 Common Stocks--92.5%
-------------------------------------------------------------
 Consumer Discretionary--16.5%
-------------------------------------------------------------
 Automobiles--1.7%
 Winnebago
 Industries, Inc.                84,900       $    4,949,670
-------------------------------------------------------------
 Hotels, Restaurants
 & Leisure--1.5%
 Yum! Brands, Inc. 1            129,500            4,421,130
-------------------------------------------------------------
 Media--7.8%
 Lamar Advertising Co.,
 Cl. A 1                        327,900            9,935,370
-------------------------------------------------------------
 Liberty Media
 Corp., Cl. A 1                 217,000            2,189,530
-------------------------------------------------------------
 Omnicom
 Group, Inc.                     86,121            6,872,456
-------------------------------------------------------------
 WPP Group plc,
 Sponsored ADR                   70,300            3,372,994
                                              ---------------
                                                  22,370,350
-------------------------------------------------------------
 Multiline Retail--2.5%
 Dollar
 General Corp.                  193,600            4,350,192
-------------------------------------------------------------
 Target Corp.                    68,300            2,714,242
                                              ---------------
                                                   7,064,434

-------------------------------------------------------------
 Specialty Retail--3.0%
 Office Depot, Inc. 1           173,000            2,582,890
-------------------------------------------------------------
 Ross Stores, Inc.              119,200            5,961,192
                                              ---------------
                                                   8,544,082

-------------------------------------------------------------
 Consumer Staples--2.5%
-------------------------------------------------------------
 Household Products--2.5%
 Dial Corp. (The)               295,100            7,082,400
-------------------------------------------------------------
 Energy--6.3%
-------------------------------------------------------------
 Energy Equipment & Services--3.2%
 GlobalSantaFe
 Corp.                          149,300            3,360,743
-------------------------------------------------------------
 Nabors
 Industries Ltd. 1               36,400            1,375,920
-------------------------------------------------------------
 National-Oilwell, Inc. 1       232,700            4,437,589
                                              ---------------
                                                   9,174,252

-------------------------------------------------------------
 Oil & Gas--3.1%
 Anadarko
 Petroleum Corp.                141,100            6,154,782
-------------------------------------------------------------
 BP plc, ADR                     62,000            2,627,560
                                              ---------------
                                                   8,782,342

                                                Market Value
                                 Shares           See Note 1
-------------------------------------------------------------
 Financials--17.3%
-------------------------------------------------------------
 Commercial Banks--5.7%
 Bank One Corp.                  68,500       $    2,907,825
-------------------------------------------------------------
 M&T Bank Corp.                  45,300            4,253,670
-------------------------------------------------------------
 SouthTrust Corp.               183,100            5,831,735
-------------------------------------------------------------
 Trustmark Corp.                119,800            3,410,706
                                              ---------------
                                                  16,403,936

-------------------------------------------------------------
 Diversified Financial Services--2.2%
 Citigroup, Inc.                129,800            6,152,520
-------------------------------------------------------------
 Insurance--6.7%
 American International
 Group, Inc.                     62,000            3,771,460
-------------------------------------------------------------
 Nationwide
 Financial
 Services, Inc., Cl. A          198,500            6,743,045
-------------------------------------------------------------
 Partnerre
 Holdings Ltd.                   57,000            3,093,390
-------------------------------------------------------------
 Platinum Underwriters
 Holdings Ltd.                   89,000            2,557,860
-------------------------------------------------------------
 XL Capital
 Ltd., Cl. A                     42,200            2,932,900
                                              ---------------
                                                  19,098,655

-------------------------------------------------------------
 Thrifts & Mortgage Finance--2.7%
 Freddie Mac                    139,800            7,846,974
-------------------------------------------------------------
 Health Care--9.2%
-------------------------------------------------------------
 Biotechnology--1.8%
 Charles River
 Laboratories
 International, Inc. 1          163,000            5,255,120
-------------------------------------------------------------
 Health Care Equipment & Supplies--3.1%
 Millipore Corp. 1              202,032            8,859,103
-------------------------------------------------------------
 Health Care Providers & Services--4.3%
 LifePoint
 Hospitals, Inc. 1               69,100            1,776,561
-------------------------------------------------------------
 Omnicare, Inc.                  82,600            3,166,884
-------------------------------------------------------------
 Pharmaceutical Product
 Development, Inc. 1            167,714            5,043,160
-------------------------------------------------------------
 Triad
 Hospitals, Inc. 1               77,600            2,384,648
                                              ---------------
                                                  12,371,253

-------------------------------------------------------------
 Industrials--28.5%
-------------------------------------------------------------
 Aerospace & Defense--4.7%
 Alliant
 Techsystems, Inc. 1            131,126            6,787,082




11  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  Continued

                                                Market Value
                                 Shares           See Note 1
-------------------------------------------------------------
 Aerospace & Defense Continued
 General
 Dynamics Corp.                  26,500      $     2,218,050
-------------------------------------------------------------
 Rockwell
 Collins, Inc.                  157,400            4,320,630
                                              ---------------
                                                  13,325,762

-------------------------------------------------------------
 Commercial Services & Supplies--4.0%
 Aramark
 Corp., Cl. B 1                 433,200           11,575,104
-------------------------------------------------------------
 Electrical Equipment--3.0%
 AMETEK, Inc.                    66,700            3,138,235
-------------------------------------------------------------
 Roper
 Industries, Inc.               112,000            5,535,040
                                              ---------------
                                                   8,673,275

-------------------------------------------------------------
 Industrial Conglomerates--1.9%
 General Electric Co.           185,100            5,369,751
-------------------------------------------------------------
 Machinery--9.2%
 Actuant
 Corp., Cl. A 1                  97,600            3,146,624
-------------------------------------------------------------
 Eaton Corp.                     75,300            7,548,072
-------------------------------------------------------------
 Navistar
 International Corp. 1           80,800            3,266,744
-------------------------------------------------------------
 Oshkosh
 Truck Corp.                    159,400            7,305,302
-------------------------------------------------------------
 Paccar, Inc.                    65,800            5,195,568
                                              ---------------
                                                  26,462,310

-------------------------------------------------------------
 Road & Rail--5.7%
 Canadian National
 Railway Co.                    172,700           10,396,540
-------------------------------------------------------------
 Pacer
 International, Inc. 1          280,300            5,779,786
                                              ---------------
                                                  16,176,326

-------------------------------------------------------------
 Information Technology--9.2%
-------------------------------------------------------------
 Electronic Equipment & Instruments--8.0%
 Arrow
 Electronics, Inc. 1            100,000            2,135,000
-------------------------------------------------------------
 Diebold, Inc.                  135,800            7,748,748
-------------------------------------------------------------
 Jabil Circuit, Inc. 1           60,200            1,676,570
-------------------------------------------------------------
 Mettler-Toledo
 International, Inc. 1          177,500            6,805,350
-------------------------------------------------------------
 Waters Corp. 1                 143,538            4,511,399
                                              ---------------
                                                  22,877,067

                                                Market Value
                                 Shares           See Note 1
-------------------------------------------------------------
 IT Services--1.2%
 Certegy, Inc.                  104,000           $3,500,640
-------------------------------------------------------------
 Utilities--3.0%
-------------------------------------------------------------
 Electric Utilities--3.0%
 Cinergy Corp.                  151,000            5,482,810
-------------------------------------------------------------
 Exelon Corp.                    49,200            3,121,740
                                              ---------------
                                                   8,604,550
                                              ---------------
 Total Common Stocks
 (Cost $220,355,234)                             264,941,006

-------------------------------------------------------------
 Preferred Stocks--0.5%

 EIX Trust II, 8.60%
 Cum. Quarterly
 Income Preferred
 Securities, Series B,
 Non-Vtg. 1
 (Cost $1,415,409)               47,000            1,459,350

                              Principal
                                 Amount
-------------------------------------------------------------
 Short-Term Notes--7.0%

 American Express
 Credit Corp.,
 1.02%, 11/12/03            $ 4,000,000            3,998,753
-------------------------------------------------------------
 Federal Home
 Loan Bank:
 0.97%, 12/2/03               4,000,000            3,996,659
 1.09%, 11/7/03               4,000,000            3,999,347
-------------------------------------------------------------
 Student Loan
 Marketing Assn.,
 0.94%, 11/3/03               8,041,000            8,040,580
                                              ---------------
 Total Short-Term
 Notes (Cost $20,035,339)                         20,035,339

-------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $241,805,982)              100.0%         286,435,695
-------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                   (0.0)            (114,835)
                                  ---------------------------
 Net Assets                       100.0%      $  286,320,860
                                  ===========================


Footnote to Statement of Investments
1. Non-income producing security.

See accompanying Notes to Financial Statements.

12  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2003


--------------------------------------------------------------------------
 Assets

 Investments, at value (cost $241,805,982)--
  see accompanying statement                                $ 286,435,695
--------------------------------------------------------------------------
 Cash                                                              60,818
--------------------------------------------------------------------------
 Receivables and other assets:
 Shares of capital stock sold                                     341,993
 Interest and dividends                                           178,097
 Other                                                              9,719
                                                            --------------
 Total assets                                                 287,026,322

--------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Shares of capital stock redeemed                                 475,869
 Transfer and shareholder servicing agent fees                     61,150
 Distribution and service plan fees                                58,746
 Shareholder reports                                               51,094
 Directors' compensation                                           24,556
 Other                                                             34,047
                                                            --------------
 Total liabilities                                                705,462

--------------------------------------------------------------------------
 Net Assets                                                  $286,320,860
                                                            ==============

--------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of capital stock                       $       1,230
--------------------------------------------------------------------------
 Additional paid-in capital                                   239,661,840
--------------------------------------------------------------------------
 Accumulated net investment loss                                  (23,341)
--------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions       2,051,418
--------------------------------------------------------------------------
 Net unrealized appreciation on investments                    44,629,713
                                                            --------------
 Net Assets                                                 $ 286,320,860
                                                            ==============




13  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  Continued

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $193,954,830 and 8,181,349 shares of capital stock outstanding)          $23.71
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                              $25.16
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $55,448,722 and 2,485,081 shares of capital stock outstanding)           $22.31
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $30,509,708 and 1,365,866 shares of capital stock outstanding)           $22.34
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,407,600
 and 272,017 shares of capital stock outstanding)                         $23.56



 See accompanying Notes to Financial Statements.




14  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2003


-------------------------------------------------------------------------
 Investment Income

 Dividends (net of foreign withholding taxes of $29,795)     $ 2,570,764
-------------------------------------------------------------------------
 Interest                                                        125,376
                                                             ------------
 Total investment income                                       2,696,140

-------------------------------------------------------------------------
 Expenses

 Management fees                                               2,276,055
-------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                         431,506
 Class B                                                         467,475
 Class C                                                         208,636
 Class N                                                          21,044
-------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                         471,112
 Class B                                                         192,345
 Class C                                                          86,691
 Class N                                                          18,885
-------------------------------------------------------------------------
 Shareholder reports                                             105,696
-------------------------------------------------------------------------
 Directors' compensation                                          23,055
-------------------------------------------------------------------------
 Custodian fees and expenses                                       4,070
-------------------------------------------------------------------------
 Other                                                            19,560
                                                             ------------
 Total expenses                                                4,326,130
 Less reduction to custodian expenses                               (469)
 Less voluntary waiver of transfer and
  shareholder servicing agent fees--Class A                       (1,987)
 Less voluntary waiver of transfer and
  shareholder servicing agent fees--Class B                      (33,933)
 Less voluntary waiver of transfer and
  shareholder servicing agent fees--Class C                      (13,965)
 Less voluntary waiver of transfer and
  shareholder servicing agent fees--Class N                       (4,377)
                                                             ------------
 Net expenses                                                  4,271,399


-------------------------------------------------------------------------
 Net Investment Loss                                          (1,575,259)


-------------------------------------------------------------------------
 Realized and Unrealized Gain

 Net realized gain on investments                              8,272,859
-------------------------------------------------------------------------
 Net change in unrealized appreciation on investments         46,887,264

-------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations        $53,584,864
                                                            =============




 See accompanying Notes to Financial Statements.




15  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended October 31,                                      2003          2002
--------------------------------------------------------------------------------
 Operations

 Net investment loss                                 $ (1,575,259) $ (1,768,281)
--------------------------------------------------------------------------------
 Net realized gain (loss)                               8,272,859    (4,187,269)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)  46,887,264   (14,161,865)
                                                     ---------------------------
 Net increase (decrease) in net assets resulting
 from operations                                       53,584,864   (20,117,415)

--------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Distributions from net realized gain:
 Class A                                                       --    (3,391,280)
 Class B                                                       --      (804,584)
 Class C                                                       --      (259,169)
 Class N                                                       --        (6,440)

--------------------------------------------------------------------------------
 Capital Stock Transactions

 Net increase in net assets resulting from
 capital stock transactions:
 Class A                                                6,104,178    12,204,180
 Class B                                                3,216,603    13,511,982
 Class C                                                8,915,736     8,834,017
 Class N                                                2,367,129     3,077,772

--------------------------------------------------------------------------------
 Net Assets

 Total increase                                        74,188,510    13,049,063
--------------------------------------------------------------------------------
 Beginning of period                                  212,132,350   199,083,287
                                                     ---------------------------
 End of period [including accumulated net investment
 loss of $23,341 and $22,114, respectively]          $286,320,860  $212,132,350
                                                     ===========================



 See accompanying Notes to Financial Statements.




16  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS


 Class A            Year Ended October 31,                2003       2002        2001        2000        1999
---------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                   $19.07     $20.91      $33.65      $33.66      $32.11
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                      (.09)      (.13)       (.11)       (.25)       (.06)
 Net realized and unrealized gain (loss)                  4.73      (1.25)      (2.59)       6.08        2.70
                                                       -------------------------------------------------------
 Total from investment operations                         4.64      (1.38)      (2.70)       5.83        2.64
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       --         --          --          --        (.04)
 Dividends in excess of net investment income               --         --          --          --          -- 1
 Distributions from net realized gain                       --       (.46)     (10.04)      (5.84)      (1.05)
                                                       --------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                              --       (.46)     (10.04)      (5.84)      (1.09)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $23.71     $19.07      $20.91      $33.65      $33.66
                                                       ========================================================

---------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                      24.33%     (6.90)%     (9.91)%     20.63%       8.47%

---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)             $193,955   $150,161    $154,346    $177,876    $224,995
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $165,906   $164,479    $161,187    $181,216    $256,450
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                     (0.43)%    (0.61)%     (0.44)%     (0.73)%     (0.17)%
 Total expenses                                           1.56%      1.71%       1.67%       1.73%       1.71%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                        N/A 4,5    N/A 4,5     N/A 4       N/A 4      1.58%
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    74%        75%         80%         77%         79%



1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

17  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued



 Class B            Year Ended October 31,                2003        2002        2001        2000         1999
-----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                   $18.09      $19.99     $ 32.77      $33.07       $31.71
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             (.22)       (.19)        .05        (.34)        (.19)
 Net realized and unrealized gain (loss)                  4.44       (1.25)      (2.79)       5.88         2.60
                                                        ---------------------------------------------------------
 Total from investment operations                         4.22       (1.44)      (2.74)       5.54         2.41
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       --          --          --          --           --
 Dividends in excess of net investment income               --          --          --          --           -- 1
 Distributions from net realized gain                       --        (.46)     (10.04)      (5.84)       (1.05)
                                                        ---------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                              --        (.46)     (10.04)      (5.84)       (1.05)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $22.31      $18.09     $ 19.99      $32.77       $33.07
                                                        =========================================================

-----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                      23.33%      (7.53)%    (10.48)%     20.02%        7.83%

-----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $55,449     $42,010     $34,278     $17,429      $15,634
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $46,785     $42,900     $27,144     $15,719      $14,112
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                     (1.23)%     (1.30)%     (1.13)%     (1.26)%      (0.80)%
 Total expenses                                           2.43%       2.41%       2.26%       2.27%        2.27%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                       2.36%        N/A 4,5     N/A 4       N/A 4       2.19%
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    74%         75%         80%         77%          79%



1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

18  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.



 Class C            Year Ended October 31,                2003       2002        2001        2000        1999
-----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                   $18.11      $20.01     $ 32.80      $33.09       $31.73
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             (.14)       (.13)        .11        (.38)        (.17)
 Net realized and unrealized gain (loss)                  4.37       (1.31)      (2.86)       5.93         2.58
 Total from investment operations                         4.23       (1.44)      (2.75)       5.55         2.41
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income                       --          --          --          --           --
 Dividends in excess of
 net investment income                                      --          --          --          --           -- 1
 Distributions from net realized gain                       --        (.46)     (10.04)      (5.84)       (1.05)
                                                        ---------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            --        (.46)     (10.04)      (5.84)       (1.05)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $22.34      $18.11     $ 20.01      $32.80       $33.09
                                                        =========================================================

-----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                      23.36%      (7.52)%    (10.50)%     20.05%        7.82%

-----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $30,510     $16,979     $10,272      $5,053       $4,632
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $20,901     $15,323     $ 7,898      $4,969       $4,117
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                     (1.24)%     (1.30)%     (1.13)%     (1.25)%      (0.80)%
 Total expenses                                           2.43%       2.41%       2.26%       2.27%        2.26%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                       2.36%        N/A 4,5     N/A 4       N/A 4       2.18%
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    74%         75%         80%         77%          79%



1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

19  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued



 Class N            Year Ended October 31,                                        2003        2002         2001 1
-----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                                           $19.00      $20.88       $23.25
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                              (.15)       (.17)        (.03)
 Net realized and unrealized gain (loss)                                          4.71       (1.25)       (2.34)
                                                                               ----------------------------------
 Total from investment operations                                                 4.56       (1.42)       (2.37)
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income                                               --          --           --
 Dividends in excess of net investment income                                       --          --           --
 Distributions from net realized gain                                               --        (.46)          --
                                                                               ----------------------------------
 Total dividends and/or distributions
 to shareholders                                                                    --        (.46)          --
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $23.56      $19.00       $20.88
                                                                                =================================

-----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                              24.00%      (7.10)%     (10.19)%

-----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                                       $6,408      $2,983         $187
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                              $4,218      $1,475         $ 38
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                             (0.75)%     (0.88)%      (0.96)%
 Total expenses                                                                   1.97%       1.87%        1.75%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                                               1.87%        N/A 4,5      N/A 4
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                            74%         75%          80%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

20  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Foreign Currency Translation. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


21  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                                     Net Unrealized
                                                                                 Appreciation Based
            Undistributed                                                     on Cost of Securities
            Net                 Undistributed              Accumulated        and Other Investments
            Investment              Long-Term                     Loss           for Federal Income
            Income                       Gain           Carryforward 1                 Tax Purposes
            ---------------------------------------------------------------------------------------
            $1,667,786               $383,631                      $--                  $44,629,713

 1. During the fiscal year October 31, 2003, the Fund utilized $3,944,756 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year October 31, 2002, the Fund did not utilize any capital loss carryforwards.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

            From                         From                                                   Net
            Ordinary                  Capital               Tax Return                   Investment
            Loss                       Gain 2               of Capital                         Loss
            ---------------------------------------------------------------------------------------
            $1,574,032             $1,842,983                      $--                          $--

 2. $268,951, including $50,288 of long-term capital gain, was distributed in connection with Fund share redemptions.

 The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002 was as follows:

                                                            Year Ended                   Year Ended
                                                      October 31, 2003             October 31, 2002
---------------------------------------------------------------------------------------------------
 Distributions paid from:
 Long-term capital gain                                            $--                   $4,461,473


22  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities and
                 other investments                     $241,805,982
                                                       ============

                 Gross unrealized appreciation         $ 47,110,251
                 Gross unrealized depreciation           (2,480,538
                                                       ------------
                 Net unrealized appreciation           $ 44,629,713
                                                       ============

--------------------------------------------------------------------------------
 Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2003, the Fund's projected benefit obligations were increased by $1,786 and payments of $563 were made to retired directors, resulting in an accumulated liability of $23,339 as of October 31, 2003.
    The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Director. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.


23  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Capital Stock
 The Fund has authorized one billion shares of $0.0001 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                               Year Ended October 31, 2003        Year Ended October 31, 2002
                                   Shares           Amount            Shares           Amount
----------------------------------------------------------------------------------------------
 Class A
 Sold                           2,110,627     $42,829,597          2,235,230      $47,891,615
 Dividends and/or
 distributions reinvested              --              --            104,423        2,298,369
 Redeemed                      (1,805,326)    (36,725,419)        (1,845,506)     (37,985,804)
                               ---------------------------------------------------------------
 Net increase                     305,301     $ 6,104,178            494,147      $12,204,180
                               ===============================================================


----------------------------------------------------------------------------------------------
 Class B
 Sold                             849,036     $16,481,174          1,385,300      $28,277,580
 Dividends and/or
 distributions reinvested              --              --             34,608          726,779
 Redeemed                        (686,631)    (13,264,571)          (812,006)     (15,492,377)
                               ---------------------------------------------------------------
 Net increase                     162,405     $ 3,216,603            607,902      $13,511,982
                               ===============================================================


----------------------------------------------------------------------------------------------
 Class C
 Sold                             902,743     $18,309,043            691,805      $14,002,918
 Dividends and/or
 distributions reinvested              --              --             10,995          231,241
 Redeemed                        (474,437)     (9,393,307)          (278,450)      (5,400,142)
                               ---------------------------------------------------------------
 Net increase                     428,306     $ 8,915,736            424,350      $ 8,834,017
                               ===============================================================


----------------------------------------------------------------------------------------------
 Class N
 Sold                             176,429     $ 3,643,164            163,175      $ 3,353,343
 Dividends and/or
 distributions reinvested              --              --                292            6,420
 Redeemed                         (61,386)     (1,276,035)           (15,463)        (281,991)
                               ---------------------------------------------------------------
 Net increase                     115,043     $ 2,367,129            148,004      $ 3,077,772
                               ===============================================================


--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2003, were $186,385,225 and $169,280,508, respectively.


24  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective June 15, 2003, the agreement provides for a fee at an annual rate of 0.90% of the first $400 million of average annual net assets of the Fund, 0.85% of the next $600 million, 0.80% of the next $2 billion, 0.70% of the next $1 billion, 0.65% of the next $1 billion and 0.60% of average annual net assets in excess of $5 billion. Prior to June 15, 2003, the annual advisory fee rate was 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million and 0.85% of average annual net assets in excess of $800 million.

--------------------------------------------------------------------------------
 Sub-Advisor Fees. The Manager retains OpCap Advisors (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. For the year ended October 31, 2003, the Manager paid $858,498 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2003, the Fund paid $704,495 to OFS for services to the Fund.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate           Class A      Concessions       Concessions       Concessions      Concessions
                       Front-End         Front-End       on Class A        on Class B        on Class C       on Class N
                   Sales Charges     Sales Charges           Shares            Shares            Shares           Shares
                      on Class A       Retained by      Advanced by       Advanced by       Advanced by      Advanced by
 Year Ended               Shares       Distributor    Distributor 1     Distributor 1     Distributor 1    Distributor 1
------------------------------------------------------------------------------------------------------------------------
 October 31, 2003       $380,381          $111,449           $7,733          $310,827           $65,110          $27,337

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A               Class B           Class C           Class N
                            Contingent            Contingent        Contingent        Contingent
                              Deferred              Deferred          Deferred          Deferred
                         Sales Charges         Sales Charges     Sales Charges     Sales Charges
                           Retained by           Retained by       Retained by       Retained by
 Year Ended                Distributor           Distributor       Distributor       Distributor
------------------------------------------------------------------------------------------------
 October 31, 2003               $1,203              $119,717            $7,691            $9,966


--------------------------------------------------------------------------------
 Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan the Fund paid an asset-based sales charge to the Distributor at an annual rate equal to 0.15% of average annual net assets


25  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued representing Class A shares purchased before September 1, 1993 and 0.10% of average annual net assets representing Class A shares purchased on or before December 31, 2002. Beginning January 1, 2003, the Board of Directors set the annual rate at zero. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. For the year ended October 31, 2003, expense under the Class A plan totaled $431,506, all of which were paid by the Distributor to recipients, which included $3,603 retained by the Distributor and $13,443 which was paid to an affiliate of the Manager.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended October 31, 2003, were as follows:

                                                                    Distributor's
                                                   Distributor's        Aggregate
                                                       Aggregate    Uncompensated
                                                   Uncompensated    Expenses as %
                Total Expenses   Amount Retained        Expenses    of Net Assets
                    Under Plan    by Distributor      Under Plan         of Class
---------------------------------------------------------------------------------
 Class B Plan         $467,475          $351,691      $1,247,483             2.25%
 Class C Plan          208,636            73,934         325,053             1.07
 Class N Plan           21,044            17,801         115,421             1.80


--------------------------------------------------------------------------------
 5. Borrowing and Lending Arrangements
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Directors, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at October 31, 2003.

26  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

INDEPENDENT AUDITORS' REPORT



--------------------------------------------------------------------------------
 The Board of Directors and Shareholders of
 Oppenheimer Quest Capital Value Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Capital Value Fund, Inc., including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Capital Value Fund, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



 KPMG LLP

 Denver, Colorado
 November 21, 2003

27  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2003 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
   $50,288 has been designated as a "capital gain distribution" for federal income tax purposes during the current year. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
    A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2003 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $2,113,391 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2004, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited


--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.


28  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

DIRECTORS AND OFFICERS  Unaudited


Name, Position(s) Held                  Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships
with Fund, Length of                    Held by Director; Number of Portfolios in Fund Complex Currently Overseen by
Service, Age                            Director

INDEPENDENT DIRECTORS                   The address of each Director in the chart below is 6803 S. Tucson Way,
                                        Centennial, CO 80112-3924. Each Director serves for an indefinite term, until his or her resignation, retirement, death or removal.

Thomas W. Courtney,                     Principal of Courtney Associates, Inc. (venture capital firm); former General
Chairman of the                         Partner of Trivest Venture Fund (private venture capital fund); former President
Board of Directors,                     of Investment Counseling Federated Investors, Inc.; Trustee of the following
Director (since 1996)                   open-end investment companies: Cash Assets Trust, PIMCO ADVISORS VIT, Tax Free
Age: 70                                 Trust of Arizona and Hawaiian Tax Free Trust. Oversees 11 portfolios in the
                                        OppenheimerFunds complex.

Paul Y. Clinton,                        Principal of Clinton Management Associates, a financial and venture capital
Director (since 1996)                   consulting firm; Trustee of the following open-end investment companies: Trustee
Age: 71                                 of Capital Cash Management Trust, Prime Cash Fund, PIMCO ADVISORS VIT and
                                        Narragansett Insured Tax-Free Income Fund. Formerly: Director, External Affairs,
                                        Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of
                                        Woodland Capital Corp., a small business investment company; and Vice Presid of W.R. Grace & Co. Oversees 11 portfolios in the OppenheimerFunds complex.

Robert G. Galli,                        A trustee or director of other Oppenheimer funds. Oversees 35 portfolios in the
Director (since 1998)                   OppenheimerFunds complex.
Age: 70

Lacy B. Herrmann,                       Chairman and Chief Executive Officer of Aquila Management Corporation, the
Director (since 1996)                   sponsoring organization and manager, administrator and/or sub-adviser to the
Age: 74                                 following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila-Cascadia Equity
                                        Fund, Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Inco
                                        Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free
                                        of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian
                                        Tax-Free Trust, and Aquila Rocky Mountain Equity Fund and PIMCO ADVISORS VIT
                                        Vice President, Director, Secretary, and formerly Treasurer of Aquila
                                        Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer
                                        and Trustee/Director of its predecessors; President and Director of STCM
                                        Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and
                                        Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Trustee Emeritus of Brown
                                        University. Oversees 11 portfolios in the OppenheimerFunds complex.












29  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

DIRECTORS AND OFFICERS  Unaudited / Continued


Brian Wruble,                           Special Limited Partner (since January 1999) of Odyssey Investment Partners, LLC
Director (since 2001)                   (private equity investment); General Partner (since September 1996) of Odyssey
Age: 60                                 Partners, L.P. (hedge fund in distribution since 1/1/97); Board of Governing
                                        Trustees (since August 1990) of The Jackson Laboratory (non-profit); Trustee
                                        (since May 1992) of Institute for Advanced Study (educational institute);
                                        formerly Trustee (May 2000 - 2002) of Research Foundation of AIMR (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College
                                        (economics research) (August 1990-September 2001); Director of Ray & Berendtson,
                                        Inc. (executive search firm) (May 2000-April 2002). Oversees 10 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
OFFICERS                                The address of the Officers in the chart below is as follows: for Messrs. Murphy and Zack, Two World Financial Center, 225 Liberty St., New York, NY 10281-1008,
                                        for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer
                                        serves for an annual term or until his or her earlier resignation, death or removal.

John V. Murphy,                         Chairman, Chief Executive Officer and director (since June 2001) and President
President (since 2001)                  (since September 2000) of the Manager; President and a director or trustee of
Age: 54                                 other Oppenheimer funds; President and a director (since July 2001) of
                                        Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                        Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                        Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                                        (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                        Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                        of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                        OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                        Corporation (since November 2001), HarbourView Asset Management Corporation and
                                        OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                        2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                        Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                        and Tremont Advisers, Inc. (investment advisory affiliates of the Manager);
                                        Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                        Insurance Company (the Manager's parent company); a director (since June 1995)
                                        of DLB Acquisition Corporation (a holding company that owns the shares of David
                                        L. Babson & Company, Inc.); formerly, Chief Operating Officer (September
                                        2000-June 2001) of the Manager; President and trustee (November 1999-November
                                        2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                        Insurance Company; President, Chief Executive Officer and director (September
                                        1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                        1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                        wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 72 portfolios as
                                        Trustee/Officer and 10 portfolios as Officer in the OppenheimerFunds complex.



30  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.


Brian W. Wixted,                        Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)                  (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Age: 44                                 Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                                        Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
                                        Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                        OppenheimerFunds plc (since May 2000) and OFI Institutional Asset Management,
                                        Inc. (since November 2000) (offshore fund management subsidiaries of the
                                        Manager); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer
                                        Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer
                                        (since March 1999) of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy
                                        Program (since April 2000); formerly Principal and Chief Operating Officer
                                        (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An
                                        officer of 82 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                         Senior Vice President (since May 1985) and General Counsel (since February 2002)
Secretary (since 2001)                  of the Manager; General Counsel and a director (since November 2001) of
Age: 55                                 OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                                        (since November 2001) of HarbourView Asset Management Corporation; Vice
                                        President and a director (since November 2000) of Oppenheimer Partnership
                                        Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                        November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                        Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                        Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                        Centennial Asset Management Corporation; a director (since November 2001) of
                                        Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                        (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                        (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                        November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                        (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                        2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                        1985-November 2001), Shareholder Financial Services, Inc. (November
                                        1989-November 2001); OppenheimerFunds International Ltd. and OppenheimerFunds
                                        plc (October 1997-November 2001). An officer of 82 port- folios in the
                                        OppenheimerFunds complex.











The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request.

31  |  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

ITEM 2.  CODE OF ETHICS

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Fund has determined that the Fund does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of October 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)